OMNOVA SOLUTIONS

Global Innovator of
Specialty Chemicals and Functional Surfaces

• manufacturing locations

Imagine
what we
can do
together.

Company Overview October, 2012 Exhibit 99

Cautionary
Cautionary
Forward-Looking Statements
Non-GAAP Financial Measures
This presentation includes EBITDA, Adjusted EBITDA and Net Debt which are non-GAAP financial measures as defined by the Securities and Exchange
Commission. For a reconciliation to the most directly comparable GAAP financial measures, refer to the presentation Appendix.
•
This presentation and the accompanying oral remarks include “forward-looking statements,” as defined by federal securities laws.  These statements, as well as any verbal statements by the
Company in connection with this presentation, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995.
Forward-looking statements reflect management’s current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, financial condition, and accounting policies among other matters.  Words such as, but not limited to, “will,” “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,”
“plans,” “targets,” “optimistic,” “likely,” “would,” “could” and similar expressions or phrases identify forward-looking statements.
•
All forward-looking statements involve risks and uncertainties.  Many risks and uncertainties are inherent in business generally and the markets in which the Company operates or proposes to operate.  Other risks and uncertainties are more specific to the Company’s businesses, including businesses that the Company acquires.  The occurrence of such risks and uncertainties and the impact of such occurrence is often not predictable or within the Company’s control.  Such impacts could adversely affect the Company’s results and, in some cases, such effect could be material.
•
All written and verbal forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risks, uncertainties and cautionary statements contained herein.
•
Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
•
Risks and uncertainties that may cause actual results to differ materially from expected results include, among others:  economic trends and conditions affecting the economy in general and/or the Company’s end-use markets; prices and availability of raw materials including styrene, butadiene, vinyl acetate monomer, polyvinyl chloride, acrylonitrile, acrylics and textiles;
ability to increase pricing to offset raw material cost increases; product substitution and/or demand destruction due to product technology, performance or cost disadvantages; high degree of customer concentration and potential loss of a significant customer; supplier, customer and/or competitor consolidation; customer credit and bankruptcy risk; failure to successfully develop and commercialize new products; a decrease in regional customer demand due to reduced in-region production or increased import competition; risks associated with international operations including political unrest, fluctuations in exchange rates, and regulatory uncertainty; failure to successfully implement productivity enhancement and cost reduction initiatives; risks associated with chemical handling and manufacturing and with acts of war, terrorism, natural disasters or accidents, including fires, floods, explosions and releases of hazardous substances; unplanned full or partial suspension of plant operations; ability to comply, and cost of compliance with legislative and regulatory changes, including changes impacting environmental, health and safety compliance and changes which may restrict or prohibit the Company from using or selling certain products and raw materials; losses from the Company’s strategic alliance, joint venture, acquisition, integration and operational activities; rapid inflation in health care costs; loss of key employees and inability to attract and retain new key employees; prolonged work stoppage resulting from labor disputes with unionized workforce; changes in, and significant contributions required to meet, pension plan funding obligations; attacks on and/or failure of the Company’s information systems; infringement or loss of the Company’s intellectual property; litigation and claims against the Company related to products, services, contracts, employment, environmental, safety, intellectual property and other matters; adverse litigation judgments or settlements; absence of or inadequacy of insurance coverage for litigation judgments, settlements or other losses; stock price volatility; availability of financing at anticipated rates and terms; and loan covenant default arising from substantial debt and leverage and the inability to service that debt, including increases in applicable short-term or long-term borrowing rates.
•
For further information on risks and uncertainties, see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission.

Business Segments At A Glance
Business Segments At A Glance
A Focused Polymer Company With Market
A Focused Polymer Company With Market
Leadership Positions
Leadership Positions
*  Last Twelve Months is Through August 31, 2012;
See Appendix 1 – OMNOVA Consolidated
22%
78%
Sales = $1.2B*
Adj. EBITDA = $122.0M*
Adj. EBITDA Margin = 10.4%
Performance Chemicals Decorative Products
Value-added emulsion
polymers and specialty
chemicals used in
coatings, adhesives and
binders
Functional surfaces for
transportation, furnishings
and construction /
refurbishment applications
(Last 12 Months)

•
Leadership positions – Typically #1 or #2 in key applications
•
Differentiated value propositions for customers through leading technologies and deep application knowledge/support
•
Ingredients or components critical to performance of finished products, but representing small fraction of total cost
•
Market position and business model enables effective margin
management through periodic raw material volatility
–
Enhanced global sourcing capabilities
–
Diverse, value-added technology options
–
Responsive pricing mechanisms
The OMNOVA You May Already Know
The OMNOVA You May Already Know
Strong Foundation Upon Which To Build
Strong Foundation Upon Which To Build

•
Expanded global manufacturing and technology footprint
provides access to fastest growing emerging world markets
(Asia-Pacific, China, India)
•
Broader/diversified technology and served markets with
acquisition of ELIOKEM
–
Specialty coatings
–
Elastomeric modifiers
–
Oilfield chemicals
•
Improved profitability of Decorative Products unit
–
Exited commercial wallcovering (N.A. & U.K.)
–
Increased capacity utilization by reducing manufacturing footprint
–
Strong pipeline of new products to enhance value to customers
What’s New at OMNOVA?
What’s New at OMNOVA?
(Continued)

•
Global infrastructure improvements drive margins and strengthen foundation for growth
–
SAP enterprise-wide platform
–
Globally integrated management
approach
–
Global sourcing & logistics
–
Sustainability –
Vision 2014
–
LEAN SixSigma
•
Strong, growing position in key markets rebounding from last recession
–
Refurbishment
–
New construction
–
Transportation
–
Packaging
What’s New at OMNOVA?
(Continued)
What’s New at OMNOVA?
(Continued)
A Stronger And More Consistent Profit And Cash Generator
A Stronger And More Consistent Profit And Cash Generator
A Stronger And More Consistent Profit And Cash Generator

OMNOVA’s Global Reach
OMNOVA’s Global Reach
100% = $1.2 Billion (LTM)
Growth Through Greater Global Diversification —
With Focus In Higher Growth Emerging Markets
Growth Through Greater Global Diversification —
Growth Through Greater Global Diversification —
With Focus In Higher Growth Emerging Markets
With Focus In Higher Growth Emerging Markets
*  Last Twelve Months is Through August 31, 2012.
Asia &
Middle East
16%
USA
62%
Europe &
Africa
22%
Asia
2%
USA
87%
Europe
11%
• New specialty latex plant in Caojing, China supports growth opportunities
• Specialty rubber plant in India Global production hub for tires, hoses, belts, gaskets
• Low cost coated fabrics plant in China and Thailand
– Growing transportation position
2002
2002
2012*
2012*
100% = $681 Million
Sales by Region
Sales by Region

OMNOVA Consolidated
OMNOVA Consolidated
Refurbishment & New
Construction
35%
Transportation
20%
Industrial
10%
Personal Care
7%
Paper & Packaging
24%
Oilfield
4%
Markets Served -
Markets Served -
Global
Global
• Strong products / positions to grow as
market recovers
Refurbishment & Construction
Refurbishment & Construction
• A leading coated paper position in North
America
• Leverage OMN technology for growth in:
– N.A. coated paper and packaging
– China coated paper & packaging > 2013
Paper & Packaging
Paper & Packaging
• Well positioned in growing Asian
markets
Transportation
Transportation
• Oilfield chemicals
• Personal Care
High Growth Niche Products
High Growth Niche Products
Sales by Market
Sales by Market
Attractive Growth Opportunities Leveraging OMNOVA
Attractive Growth Opportunities Leveraging OMNOVA
Technology And Market Recovery
Technology And Market Recovery

35% of OMNOVA LTM Sales or > $400 Million
35% of OMNOVA LTM Sales or > $400 Million
Refurbishment and New Construction
Refurbishment and New Construction
Strong Products / Positions To Grow As Industry Recovers
Strong Products / Positions To Grow As Industry Recovers
Strong Products / Positions To Grow As Industry Recovers
Residential Housing ~ 80%
Residential Housing ~ 80%
Commercial Building ~ 20%
Commercial Building ~ 20%
Refurbishment
80%
New
Construction
20%
Refurbishment
70%
New
Construction
30%
Elastomeric
Modification
2011 2013 CAGR
Sales of Existing Homes 4.26M 4.83M +7%
New housing starts  429k 660k +24%
Source:  NAHB, MBA
Architectural
Coatings
Carpet
Latex
Kitchen and
Bath Laminates
2011 2014
Office vacancy rates 16.0% 12.3%
Commercial Real Estate Volume  $211B $312B
Source:  CBRI, ULI
+48%

Paper and Packaging Chemicals
Paper and Packaging Chemicals
Packaging And China Expected To Drive OMNOVA Growth in This Market
Packaging And China Expected To Drive OMNOVA Growth in This Market
Packaging And China Expected To Drive OMNOVA Growth in This Market
24% of OMNOVA LTM Sales or > $275 Million
24% of OMNOVA LTM Sales or > $275 Million
N. American N. American
Coated Paper Coated Paper
N. American N. American
Packaging Packaging
China China
Coated Coated
Paper & Packaging Paper & Packaging
Rapidly growing middle class
drives growth in segment
OMN technology and assets drive
market penetration > 2013
Market Size
(MM Lbs Emulsion
Polymers 2011)
Forecasted
Per Year Growth
(2012-2015)
OMNOVA Opportunity
800           -2% to -3%
1,800 +7%
550 +3%
Leverage technology for above
market performance – OMN share
today ~ 36%
OMN focus / technology to drive
share gain post Rohm & Haas J.V. -
OMN share today ~ 10%
Market drivers - sustainability focus,
better point of sale promotion

Transportation
Transportation
Well Positioned In Growing Asian Markets With
China, India, Thailand Manufacturing
Well Positioned In Growing Asian Markets With
Well Positioned In Growing Asian Markets With
China, India, Thailand Manufacturing
China, India, Thailand Manufacturing
20% of OMNOVA LTM Sales or > $225 Million
20% of OMNOVA LTM Sales or > $225 Million
China Light Vehicle Sales +8% 2012; +10% 2013-2014
World Tire Demand +4.7% / yr  2015
China Tire Demand +15% / yr  2015
Tire Cord Adhesives
- Global -
Nitrile Rubber
(Belts, Hoses)
- Asia -
Coated Fabrics
(Vehicle Seating)
- Asia -

High Growth Niche Products
High Growth Niche Products
•
Oilfield drilling and cementing chemicals
–
Oilfield rigs growing at 8-10% per year through 2015
–
Opportunity for OMN to grow above market
• Focus in fast growth high temperature / pressure environments
• Unique new emulsion and powder-based products
•
Decorative laminates (for retail / store display, furniture)
–
Bundled approach to provide matching paper and vinyl
laminates to “big box” retail stores
–
OMNOVA products specified by retail store chains
–
Cost advantage / superior design aesthetics drives
substitution
•
Personal care products
–
Global growth in nonwoven binders
–
New plant in Caojing, China positioned to serve rapidly
growing Asian markets
Unique Technology-Focused Value Proposition Drives Growth
Unique Technology-Focused Value Proposition Drives Growth
Unique Technology-Focused Value Proposition Drives Growth

Historical Financial Results
Historical Financial Results
Annual Revenue* Annual Adjusted EBITDA*
*
$521.6
$396.8
$527.9
$951.9
$916.4
$245.1
$228.5
$253.8
$249.2
$256.6
$229.5
$288.4
$289.5
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2008 2009 2010 2011 LTM 8/31/2012
Performance Chemicals Decorative Products ELIOKEM
$1,056.2
$854.8
$1,070.1
$1,201.1 $1,173.0
Strong EBITDA Performance Across Varied Business Conditions
Strong EBITDA Performance Across Varied Business Conditions
Strong EBITDA Performance Across Varied Business Conditions
$37.5
$59.7
$75.8
$113.5
$120.8
$3.6
$14.8
$13.4
$12.3
$34.6
$35.1
$48.7
$18.8
10.4%
9.5%
11.9%
11.3%
6.6%
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
$200.0
2008 2009 2010 2011 LTM 8/31/2012
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Performance Chemicals Decorative Products ELIOKEM
OMN Cons. Est. EBITDA Margin
$69.6
$96.9
$127.1
$114.2
$122.0
Pro forma results include ELIOKEM acquisition and exclude divested commercial wallcovering businesses
Last Twelve Months is Through August 31, 2012
Adjusted EBITDA - See Appendices 1, 2, 3, and 4; Annual Adjusted EBITDA includes OMNOVA Corporate Expense of $6.1M, $12.7M, $10.8M, $11.6M, and $17.6M for
2008, 2009, 2010, 2011 and LTM, respectively.

OMNOVA Solutions
OMNOVA Solutions
Financial Goals
Financial Goals
•
Increased capacity utilization
•
Expansion in faster growing
markets in Asia
•
Higher value-added applications
•
Deeper penetration with strong
pipeline of new products and
broader technology
•
Leverage global infrastructure
investments (SAP, LSS, Sourcing)
•
Stronger presence in emerging
markets of Asia / India
•
Leverage future cyclical market
improvements in refurbishment,
new construction and
transportation
•
Unique capabilities and proven
performance open opportunities
in niche applications (e.g. oilfield,
personal care and retail displays)
Volume
Volume
Goal
Goal
4
4
-
-
6%
6%
Per
Per
Annum
Annum
Profit Goal 9 –
Profit Goal 9 –
11% EBIT
11% EBIT

$0
$20
$40
$60
$80
2H 2008 2009 2010 2011 YTD 2012
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
2008 2009 2010 3Q 2010 4Q 2011 YE LTM
Change in Net Debt*
(Net Debt / Adjusted  EBITDA)
($ Millions)
*
See Appendix 5 – Net Debt / Leverage
Last Twelve Months is Through August 31, 2012
(1) Pre-ELIOKEM Acquisition
(2) Post-ELIOKEM Acquisition
$68
$15
5.1x
0.9x
Leverage*
$43
(1)
1.8x
Significant Cash Flow Generation
Significant Cash Flow Generation
2.5x
$20
(2)
Proven Success At Deleveraging Has Enabled Opportunities
Such As The ELIOKEM Acquisition
Proven Success At Deleveraging Has Enabled Opportunities
Proven Success At Deleveraging Has Enabled Opportunities
Such As The ELIOKEM Acquisition
Such As The ELIOKEM Acquisition
8/31/2012* 8/31/2012*
3.1x
$51
3.5x
ELIOKEM
Acquisition

Capital Structure
Capital Structure
$250
$197
$9
Liquidity
Liquidity
All-In Debt Cost < 7% / Significant Liquidity And Covenant Cushion
All-In Debt Cost < 7% / Significant Liquidity And Covenant Cushion
All-In Debt Cost < 7% / Significant Liquidity And Covenant Cushion
Foreign Debt & L/C’s
• Various short-term
maturities
Term Loan B
• 2017 Maturity
• L+375; floor 1.75%
• Net Sr. Secured leverage
ratio covenant
Senior Notes 7.875%
• 2018 Maturity
• No financial covenants
Debt
$456 Million
5/31/12 8/31/12
Revolver $   92 $   84
Balance Drawn
Letters of Credit
0
2
0
2
Remaining Capacity 90 82
Cash 133 151
Total Liquidity $223M $233M
Net Sr. Secured Leverage Ratio
Net Sr. Secured Leverage Ratio
2011 08/31/12 2013 2014
Covenant < 3.25 < 3.00 < 2.75 < 2.50
Actual 0.9 0.4
EBITDA
Cushion
$84M $106M

75.1
(106.8)
96.8
120.7
8.7
86.9
89.6
120.8
28.8
(68.7)
-$120
-$80
-$40
$0
$40
$80
$120
$160
2008 2009 2010 2011 2012 Q3 YTD
Price Realization vs. Raw Material Inflation
Price Realization vs. Raw Material Inflation
Effective Margin Management Utilizing Responsive
Pricing Mechanisms and Improved Product Mix
Effective Margin Management Utilizing Responsive
Effective Margin Management Utilizing Responsive
Pricing Mechanisms and Improved Product Mix
Pricing Mechanisms and Improved Product Mix
($ Millions)
Raw Material Inflation OMNOVA Pricing Realization
OMNOVA Legacy 2008-2011

Confidential Decorative Products Decorative Products Decorative Products

Decorative Products – Segment Overview
Decorative Products – Segment Overview
* Last Twelve Months is Through August  31, 2012;
See Appendix 2 – Decorative Products
A Broad-Based Functional And Decorative Surfaces Business
A Broad-Based Functional And Decorative Surfaces Business
A Broad-Based Functional And Decorative Surfaces Business
Sales* Sales*
$257M $257M
Adj. EBITDA* Adj. EBITDA*
$19M $19M
Adj. EBITDA Margin Adj. EBITDA Margin
7.3% 7.3%
Manufacturing
Process
Functional and
Decorative Surfaces
Customers
• Durability
• Stain, scratch resistance, cleanability
• Attractive designs
• Critical part of finished product; small part of cost
• Cost effective substitute for other materials
Key Characteristics:
Key Characteristics:
Laminates
32%
Performance
Films
18%
Coated
Fabrics
50%

Decorative Products
Decorative Products
• Kitchen and bath laminates
• Furniture coated fabrics
• Furniture and appliance laminates
Residential Housing
Residential Housing
Markets Served
Residential
Housing
28%
Transportation
41%
Industrial /
Other
12%
Commercial
Buildings
19%
• Automotive seating fabrics
• Bus / mass transit seating fabrics
• Recreational vehicle laminates
Transportation
Transportation
• Store fixture and display laminates
• Contract furniture fabrics
• Interior wall partitions
• Ceiling tile laminates
Commercial Building
Commercial Building
• Medical application films
• Tape and labels
Industrial / Other
Industrial / Other

Exited Commercial Wallcovering Business
•
Sale of domestic Commercial Wallcovering business for $10M in
December 2011
– Eliminates over $9M of loss over the past three years; declining market needing consolidation
– Positive cash impact after transition to buyer, wind-down of manufacturing
•
Sale of UK based Muraspec Commercial Wallcovering business for approximately $6M in cash and notes in March 2012
Realigning Manufacturing Footprint
•
2012 idling of Columbus, MS manufacturing operation with transfer of
Coated Fabrics production to other Decorative Products plants
– Targeted transfer of over $20M of production to 2 Pennsylvania plants and Thailand;
year-end for completion
– Wind-down manufacturing operation, operate as distribution center
2012 – Year of Transition
2012 – Year of Transition
Decorative Products
Decorative Products
Expected To Significantly Improve Decorative Products Profit Contribution
Once Transition Is Complete In 2013
Expected To Significantly Improve Decorative Products Profit Contribution
Expected To Significantly Improve Decorative Products Profit Contribution
Once Transition Is Complete In 2013
Once Transition Is Complete In 2013

Confidential Performance Chemicals Performance Chemicals Performance Chemicals

Styrene
Butadiene
Acrylics

RESPONSIBLE CARE®
OUR COMMITMENT TO SUSTAINABILITY

OMNOVA SOLUTIONS

Performance Chemicals – Segment Overview
Performance Chemicals – Segment Overview
* Last Twelve Months is Through August 31, 2012;
See Appendix 3 – Performance Chemicals
Adj. EBITDA* Adj. EBITDA*
$121M $121M
Providing Value-Added Solutions On A Global Basis
Providing Value-Added Solutions On A Global Basis
Providing Value-Added Solutions On A Global Basis
Adj. EBITDA Margin Adj. EBITDA Margin
13.2% 13.2%
Sales* Sales*
$916M $916M
• High performance, globally specified products
• Many high margin, niche applications
• High switching costs for customers
• Solutions provider with value-added technical
service
• Critical ingredients – Key to finished product
performance; small % of total cost
Key Characteristics:
Key Characteristics:
Emulsion
Polymerization
Process
Customers
Specialty
Chemicals
59%
Paper &
Carpet
41%
Products
(Wet / Dry)
Raw Materials =
Basic Monomers

Global Chemical Markets
Global Chemical Markets
Numerous Applications Within The Emulsion Polymer Space
Numerous Applications Within The Emulsion Polymer Space
Numerous Applications Within The Emulsion Polymer Space
Personal Care
Coating
Resins
Tape &
Adhesives
Antioxidants
Oil/Gas
Drilling
Specialty
Rubber &
Reinforcement
Elastomeric
Modifiers
Construction
Floor
Care
Paper/
Packaging
Carpet
Tire
Cord

OMNOVA Performance Chemicals
OMNOVA Performance Chemicals
Refurbishment &
New Construction
28%
Transportation
16%
Industrial
12%
Personal Care
9%
Paper &
Packaging
30%
Oilfield
5%
SB Latex
50%
Acrylics &
Vinyl Acetate
20%
Vinyl
Pyridine
Latex
9%
Nitrile
Rubber
9%
Other
Chemicals
3%
Antioxidants
4%
High Styrene
5%
ELIOKEM Acquisition Provides Diversification
Of Markets And Chemistries
ELIOKEM Acquisition Provides Diversification
ELIOKEM Acquisition Provides Diversification
Of Markets And Chemistries
Of Markets And Chemistries
* Sales for last twelve months is through August 31, 2012
Markets Served -
Markets Served -
Global
Global
Chemistries *
Chemistries *

Key Investment Highlights
Key Investment Highlights
Expanded manufacturing capability in high-growth (Asia and India) emerging markets
Strong global business/supply chain infrastructure on which to build
Improved capacity utilization
Growing Global Growing Global
Footprint Footprint
Leading Market Leading Market
Positions Positions
Diverse Business Diverse Business
Model Model
Strong And Stable Strong And Stable
Margins Margins
Strong Free Cash Strong Free Cash
Flow Flow
OMNOVA Is Creating Value Through A Global Enterprise
OMNOVA Is Creating Value Through A Global Enterprise
OMNOVA Is Creating Value Through A Global Enterprise
Typically #1 or #2 – in key applications provides competitive advantage and above market growth
Strong technology and new product pipeline further enhanced with acquisition
Over 1,000 products sold to over 1,500 customers in more than 90 countries
75% of ELIOKEM sales to adjacent markets (but within emulsion polymers space)
Significantly improved margins since 2008 (despite dynamic operating conditions)
Margin improvement driven by diversification of markets & technologies
Position as a critical ingredients supplier
Strong legacy of cash generation
Maintenance capex generally below D&A
NOL’s shield cash taxes for several years

- 27 - Company Confidential

$ lb.
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12

OMNOVA SOLUTIONS

Raw Material Inflation
Raw Material Inflation
Current Butadiene At Two-Year Low –
160 Million Lbs. Annual Global Purchase
Current Butadiene At Two-Year Low –
Current Butadiene At Two-Year Low –
160 Million Lbs. Annual Global Purchase
160 Million Lbs. Annual Global Purchase
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
U.S. Butadiene – Fiscal 2011 / 2012
0.86
0.91
0.99
1.04
1.21
1.42
1.53
1.71
1.77
1.71
1.41
1.15
0.98
1.06
1.19
1.46
1.55
1.48
Source: CMAI published price North America
1.09
0.91
0.84
0.91

- 29 - Appendix

Appendix – Non-GAAP Financial Measures
Appendix – Non-GAAP Financial Measures
This presentation includes EBITDA, Adjusted EBITDA and Net Debt which are Non-GAAP financial measures as defined by the Securities and Exchange Commission.
OMNOVA’s EBITDA is calculated as income (loss) from continuing operations less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense.  OMNOVA’s Adjusted EBITDA is calculated as OMNOVA’s EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items.  Segment EBITDA is calculated as segment operating income (loss) less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense.
Segment Adjusted EBITDA is calculated as Segment EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items.  For purposes of this presentation, Net Debt is calculated as total debt less cash.
ELIOKEM’s  EBITDA is calculated as net income less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense.  ELIOKEM’s Adjusted EBITDA is calculated as ELIOKEM’s
EBITDA less restructuring and severance expenses, asset impairments and other items.
EBITDA, Adjusted EBITDA and Net Debt are not measures of financial performance under GAAP.  EBITDA, Adjusted
EBITDA and Net Debt are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies.  EBITDA, Adjusted EBITDA and Net Debt should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP.  EBITDA, Adjusted EBITDA and Net Debt are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP.  Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources.  Set forth below are the reconciliations of these non-GAAP measures to their most directly comparable
GAAP financial measure.
All appendix results are pro forma reflecting continuing business (including the acquisition of ELIOKEM and excluding the sale of global wallcovering businesses).

Appendix 1 – OMNOVA Consolidated
Appendix 1 – OMNOVA Consolidated
($ Millions)
LTM
OMNOVA Solutions Consolidated 2008 2009 2010 2011 2012
Income (Loss) from Continuing Operations $ (2.9)          $ 27.4         $ 117.2       $ 16.7         $ 41.3
Interest expense 12.3         7.5           8.0           35.3         34.8
Amortization of deferred financing costs 0.7           0.6           0.7           2.7           2.7
Income Tax 0.1           1.0           (83.9)        13.4         14.1
Depreciation and amortization 20.9         20.4         18.7         33.5         32.8
EBITDA $ 31.1         $ 56.9         $ 60.7         $ 101.6       $ 125.7
Restructuring & severance 0.6           1.9           0.6           2.2           1.5
Asset impairments -           1.1           2.7           3.1           0.8
Non-cash stock compensation 2.1           2.4           3.2           3.6           4.1
Other 1.2           (0.5)          11.2         3.7           (10.1)
Adjusted EBITDA
$ 35.0         $ 61.8         $ 78.4         $ 114.2       $ 122.0
Sales $ 766.7 $ 625.3       $ 781.7 $ 1201.1 $ 1,173.0
Percentage of Adjusted EBITDA to Sales
4.6% 9.9% 10.0% 9.5% 10.4%
LTM
Combined Adjusted EBITDA 2008 2009 2010 2011 2012
   OMNOVA Solutions Adjusted EBITDA $ 35.0         $ 61.8         $ 78.4         $ 114.2       $ 122.0
   Eliokem International Adjusted EBITDA 34.6         35.1         48.7         -           -
Combined Adjusted EBITDA
$ 69.6         $ 96.9         $ 127.1       $ 114.2       $ 122.0
Combined Sales
   OMNOVA Solutions $ 766.7 $ 625.3 $ 781.7 $ 1201.1 $ 1,173.0
   Eliokem International 289.5 229.5 288.4 -           -
Combined Sales $ 1,056.2    $ 854.8       $ 1,070.1    $ 1,201.1    $ 1,173.0
Percentage of Combined Adjusted EBITDA
   to Combined Sales
6.6% 11.3% 11.9% 9.5% 10.4%
LTM: Last Twelve Months Through August 31, 2012

Appendix 2 – Decorative Products
Appendix 2 – Decorative Products
($ Millions)
LTM
Decorative Products Segment 2008 2009 2010 2011 2012
Segment Operating Profit $ (7.2)         $ 2.2          $ (3.2)           $ (1.3)         $ 7.5
Interest expense -          -          -            -          -
Amortization of deferred financing costs -          -          -            -          -
Income Tax -          -          -            -          -
Depreciation and amortization 9.5          10.2        9.0            8.5          7.9
EBITDA $ 2.3          $ 12.4        $ 5.8            $ 7.2          $ 15.4
Restructuring & severance 0.4          1.4          0.1            1.1          1.6
Asset impairments -          0.4          2.7            3.1          0.9
Non-cash stock compensation 0.9          0.6          0.5            0.5          0.9
Other -          -          4.3            0.4          -
Adjusted EBITDA $ 3.6          $ 14.8        $ 13.4          $ 12.3        $ 18.8
Sales $ 245.1      $ 228.5       $ 253.8        $ 249.2      $ 256.6
Percentage of Adjusted EBITDA to Sales 1.5% 6.5% 5.3% 4.9% 7.3%
LTM: Last Twelve Months Through August 31, 2012

Appendix 3 – Performance Chemicals
Appendix 3 – Performance Chemicals
($ Millions)
LTM
Performance Chemicals 2008 2009 2010 2011 2012
Segment Operating Profit $ 25.2         $ 47.9         $ 73.3         $ 86.5         $ 95.1
Interest expense -           -           -           -           -
Amortization of deferred financing costs -           -           -           -           -
Income Tax -           -           -           -           -
Depreciation and amortization 10.9         9.9           9.4           24.6         24.5
EBITDA $ 36.1         $ 57.8         $ 82.7         $ 111.1       $ 119.6
Restructuring & severance 0.1           0.2           1.5           1.1           -
Asset impairments -           0.7           -           -           -
Non-cash stock compensation 1.2           0.8           1.2           1.3           1.4
Other 0.1           0.2           (9.6)          -           (0.2)
Adjusted EBITDA
$ 37.5         $ 59.7         $ 75.8         $ 113.5       $ 120.8
Sales $ 521.6       $ 396.8       $ 527.9 $ 951.9 $ 916.4
Percentage of Adjusted EBITDA to Sales
7.2% 15.0% 14.4% 11.9% 13.2%
LTM
Combined Adjusted EBITDA 2008 2009 2010 2011 2012
   Performance Chemicals Adjusted EBITDA $ 37.5         $ 59.7         $ 75.8         $ 113.5       $ 120.8
   Eliokem International Adjusted EBITDA 34.6         35.1         48.7         -           -
Combined Adjusted EBITDA $ 72.1         $ 94.8         $ 124.5       $ 113.5       $ 120.8
Combined Sales
   Performance Chemicals $ 521.6 $ 396.8 $ 527.9 $ 951.9 $ 916.4
   Eliokem International 289.5 229.5 288.4 -           -
Combined Sales $ 811.1       $ 626.3       $ 816.3       $ 951.9       $ 916.4
Percentage of Combined Adjusted EBITDA
   to Combined Sales
8.9% 15.1% 15.3% 11.9% 13.2%
LTM: Last Twelve Months Through August 31, 2012

Appendix 4 – Combined Pro Forma PC & ELIOKEM
Appendix 4 – Combined Pro Forma PC & ELIOKEM
($ Millions)
ELIOKEM International 2008 2009 2010
Net Income $ (2.5)          $ 1.2           $ 0.4
Interest expense 17.5         16.8         16.0
Amortization of deferred financing costs 0.5           0.5           0.4
Income Tax (3.3)          1.3           2.6
Depreciation and amortization 14.3         13.4         13.2
EBITDA $ 26.5         $ 33.2         $ 32.6
Restructuring & severance 1.1           3.9           1.1
Asset impairments -           -           -
Non-cash stock compensation -           -           -
Other 7.0           (2.0)          15.0
Adjusted EBITDA $ 34.6         $ 35.1         $ 48.7
Sales $ 289.5 $ 229.5       $ 288.4
Percentage of Adjusted EBITDA to Sales 12.0% 15.3% 16.9%

Appendix 5 – Net Debt / Leverage
Appendix 5 – Net Debt / Leverage
($ Millions)
Asian Acq Year-End Year-End Year-End Eliokem Year-End LTM
OMNOVA Solutions Consolidated May 31, 2008 2008 2009 2010* Dec 31, 2010 2011 2012
Total Debt $ 206.9              $ 196.4      $ 152.7      $ 397.2      $ 460.8              $ 459.6      $ 456.2
Less Cash (13.1)              (17.4)       (41.5)       (328.8)     (84.7)               (103.1)     (151.0)
Net Debt $ 193.8              $ 179.0      $ 111.2      $ 68.4        $ 376.1              $ 356.5      $ 305.2
Adjusted EBITDA (Appendix 1) $ 35.0        $ 61.8        $ 78.4        $ 114.2      $ 122.0
Net Debt / Adjusted EBITDA 5.1          X 1.8          X 0.9          X 3.12        X 2.50            X
LTM: Last Twelve Months Through August 31, 2012
* 2010 Total Debt includes $250.0M of Senior Notes held in escrow and 2010 cash includes restricted cash of $253.1M

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